Financial Instruments - Summary of Categories of Financial Instruments (Detail) - USD ($)	Jun. 30, 2021	Dec. 31, 2020
Financial assets at fair value through profit or loss
Derivative financial assets	$ 0	$ 137,926
Financial assets at amortized cost	94,240,208	14,427,678
Financial liabilities at fair value through profit or loss
Derivative financial liabilities	0	267,000
Financial liabilities at amortized cost	$ 18,623,894	$ 24,228,678